Asset Impairments	12 Months Ended
Dec. 31, 2019
Asset Impairment Charges [Abstract]
Asset Impairments	Asset Impairments
2019 Impairment Losses
Petra Nova Parish Holdings — During the third quarter of 2019, NRG contributed $95 million in cash to Petra Nova and posted a $12 million letter of credit to cover certain project debt reserve requirements. The cash portion of the contribution was used by Petra Nova to prepay a significant portion of the project debt. As a result, the previously disclosed guarantee of up to $124 million related to the project level debt provided by NRG was canceled and the remaining project debt became non-recourse to NRG. In relation to this contribution, the Company evaluated the project for impairment and determined that the carrying amount of the Company’s equity method investment exceeded the fair value of the investment and that the decline is considered to be other-than-temporary. In determining the fair value, the Company utilized an income approach and considered project specific assumptions for the estimated future project cash flows. The Company measured the impairment loss as the difference between the carrying amount and the fair value of the investment and recorded an impairment loss of $101 million.
Other Impairments — For the year ended December 31, 2019, the Company recorded $12 million of impairment losses primarily related to investments and intangibles.
2018 Impairment Losses
Guam — During the fourth quarter of 2018, the Company concluded its wholly-owned subsidiary, NRG Solar Guam, LLC, was held for sale after board approval and advanced negotiations to sell the business. Accordingly, the Company recorded the assets and liabilities at fair market value as of December 31, 2018 based on the contractual sale price, which resulted in an impairment loss of $12 million. On February 20, 2019, the Company completed the sale of Guam for cash consideration of approximately $8 million.
Keystone and Conemaugh — On September 5, 2018, the Company sold its approximately 3.7% interests in the Keystone and Conemaugh generating stations. NRG recorded impairment losses of $14 million for Keystone and $14 million for Conemaugh to adjust the carrying amount of the assets to fair value based on the contractual sale price.
Dunkirk — During the second quarter of 2018, NRG ceased its development of the project to add gas capability at the Dunkirk generating station. The project was put on hold in 2015 pending the resolution of a lawsuit filed by Entergy Corporation against the NYPSC, which challenged the legality of its contract with Dunkirk. The lawsuit was later dropped and development continued, but the delay imposed a new requirement on Dunkirk to enter into the NYISO interconnection study process. The NYISO studies have concluded that extensive electric system upgrades would be necessary for the station to return to service. This would cause the Company to incur a material increase in cost and delay the project schedule that would render the project impractical. Consequently, the Company has recorded an impairment loss of $46 million, reducing the carrying amount of the related assets to $0.
Other Impairments — As of December 31, 2018, the Company recorded additional asset impairment losses of $13 million and impairment losses on equity method investments of $15 million.
2017 Impairment Losses
South Texas Project — The Company recognized an impairment loss of $1,248 million related to its interest in STP as a result of the decrease in the Company's view of long-term power prices in ERCOT.
Indian River — The Company recognized an impairment loss of $36 million for Indian River as a result of the decrease in the Company's view of long-term power prices in PJM.
Keystone and Conemaugh — The Company recognized impairment losses of $35 million for Keystone and $35 million for Conemaugh as a result of the decrease in the Company's view of long-term power prices in PJM.
Bacliff Project — On June 16, 2017, NRG Texas Power LLC provided notice to BTEC New Albany, LLC that it was exercising its right to terminate the Amended and Restated Membership Interest Purchase Agreement, or MIPA, due to the Bacliff Project, a new peaking facility at the former P.H. Robinson Electric Generating Station, not achieving commercial completion by the contractual expiration date of May 31, 2017. As a result of the MIPA termination, the Company recorded an impairment loss of $41 million to reduce the carrying amount of the related construction in progress to $0 during the second quarter of 2017. Subsequent to the MIPA termination, BTEC filed claims against NRG Texas Power LLC with respect to the termination of the MIPA and NRG filed counterclaims against BTEC. On June 7, 2018, the parties resolved all claims and counterclaims in the lawsuit.
Petra Nova Parish Holdings — In connection with the preparation of the annual budget during the fourth quarter of 2017, management revised its view of oil production expectations with respect to Petra Nova Parish Holdings. As a result, the Company reviewed its 50% interest in Petra Nova Parish Holdings for impairment utilizing the other-than-temporary impairment model. In determining fair value, the Company utilized an income approach and considered project specific assumptions for the future project cash flows. The carrying amount of the Company's equity method investment exceeded the fair value of the investment and the Company concluded that the decline is considered to be other-than-temporary. As a result, the Company measured the impairment loss as the difference between the carrying amount and the fair value of the investment and recorded an impairment loss of $69 million.
Other Impairments — During the year ended 2017, the Company recorded impairment losses of $29 million in connection with renewable assets that were not divested as part of the sale of NRG Yield and the Renewables Platform. In addition, the Company recorded an impairment loss of $20 million related to excess SO2 allowances and $10 million in impairment losses for other investments.